Exhibit 10.2

FIRST ADDENDUM (this "Addendum")

TO THE DEBT-FOR-EQUITY EXCHANGE AGREEMENT DATED AS OF SEPTEMBER 30, 2024 (the "Swap Agreement")

Between

PSYENCE BIOMEDICAL LTD., a corporation organized under the laws of Ontario, Canada (the "Company"); and

NEWCOURT SPAC SPONSOR, LLC, a Delaware limited liability company ("Lender"),

NEWCOURT ACQUISITION CORP, a Cayman Islands exempted company ("NCAC"),

(collectively, the "Parties")

1	RECITALS

1.1	Lender was the holder of a promissory note, dated January 25, 2024, issued by Newcourt Acquisition Corp ("NCAC"), in the amount of $1,615,501 (the "Note").

1.2	On or about September 30, 2024 the Parties entered into the Swap Agreement whereby NCAC assigned all of its rights and obligations under the Note to the Company, and the Company issued common shares, no par value per share (the "Common Shares"), to Lender in exchange for satisfaction of settling, in full, all obligations in respect of the Note.

1.3	In addition to the terms defined elsewhere in this Addendum capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Swap Agreement or in the annexures thereto.

1.4	The Parties wish to make certain amendments to the Swap Agreement and wish to record these amendments in writing.

2	EFFECTIVE DATE

This Addendum shall be effective upon on November 26, 2024.

3	AMENDMENTS TO THE SWAP AGREEMENT

The Swap Agreement is hereby amended by the deletion of the date "January 15, 2025" in the third sentence of clause 1.1. (Exchange Commitments.) and its replacement with the date "November 26, 2024".

4	SAVINGS CLAUSE

Save to the extent specifically or by necessary implication modified in or inconsistent with the provisions of this Addendum, all the terms and conditions of the Swap Agreement shall mutatis mutandis continue in full force and effect. If there is any discrepancy between this Addendum and any of the Swap Agreement, this Addendum shall prevail.

5	COSTS

Each Party will bear and pay its own legal costs and expenses of and incidental to the negotiation, drafting, preparation and implementation of this Addendum.

6	SIGNATURE

Signed on behalf of the parties, each signatory hereto warranting that he/she has due authority to do so.

IN WITNESS WHEREOF the parties have executed this Addendum as of the date first written above.

PSYENCE BIOMEDICAL LTD.

By:
Name: Jody Aufrichtig
Title: Director

NEWCOURT SPAC SPONSOR, LLC

By:
Name: Marc Balkin
Title: Director

NEWCOURT ACQUISITION CORP

By:
Name: Neil Maresky
Title: Director